SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WIW Shareholder Meeting Announcement
Lisle, IL — May 23, 2008 — (NYSE: WIW) Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end management investment company, today announced the postponement of its upcoming shareholder meeting. The meeting, originally scheduled for Tuesday, May 27, 2008, will be postponed until June 30, 2008 at 3:00 p.m., Central time. The meeting will be held at 2455 Corporate West Drive, Lisle, Illinois 60532.
For more information, please contact:
Claymore Securities, Inc.
Dennis Dunleavy
630-505-3700
ddunleavy@claymore.com